Exhibit 99.2

 South Plains Financial  First Quarter 2024  Earnings Presentation  April 25, 2024

 Safe Harbor Statement and Other Disclosures   FORWARD-LOOKING STATEMENTS  This presentation contains, and future oral and written statements of South Plains Financial, Inc. (“South Plains”, “SPFI”, or the “Company”) and City Bank (“City Bank” or the “Bank”) may contain, statements about future events that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect South Plains’ current views with respect to future events and South Plains’ financial performance. Any statements about South Plains’ expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases. Forward-looking statements include, but are not limited to: (i) projections and estimates of revenues, expenses, income or loss, earnings or loss per share, and other financial items, (ii) statements of plans, objectives and expectations of South Plains or its management, (iii) statements of future economic performance, and (iv) statements of assumptions underlying such statements. Forward-looking statements should not be relied on because they involve known and unknown risks, uncertainties and other factors, some of which are beyond the control of South Plains and City Bank. These risks, uncertainties and other factors may cause the actual results, performance, and achievements of South Plains and City Bank to be materially different from the anticipated future results, performance or achievements expressed in, or implied by, the forward-looking statements. Factors that could cause such differences include, but are not limited to, the impact on us and our customers of a decline in general economic conditions and any regulatory responses thereto; potential recession in the United States and our market areas; the impacts related to or resulting from bank failures and any continuation of uncertainty in the banking industry, including the associated impact to the Company and other financial institutions of any regulatory changes or other mitigation efforts taken by government agencies in response thereto; increased competition for deposits and related changes in deposit customer behavior; the impact of changes in market interest rates, whether due to continued elevated interest rates or potential reductions in interest rates and a resulting decline in net interest income; the persistence of the current inflationary pressures, or the resurgence of elevated levels of inflation in the United States and our market areas; the uncertain impacts of ongoing quantitative tightening and current and future monetary policies of the Board of Governors of the Federal Reserve System; the effects of declines in housing prices in the Unites States and our market areas; increases in unemployment rates in the United States and our market areas; declines in commercial real estate values and prices; uncertainty regarding United States fiscal debt and budget matters; cyber incidents or other failures, disruptions or breaches of our operational or security systems or infrastructure, or those of our third-party vendors or other service providers, including as a result of cyber attacks; severe weather, natural disasters, acts of war or terrorism, geopolitical instability or other external events; competition and market expansion opportunities; changes in non-interest expenditures or in the anticipated benefits of such expenditures; the risks related to the development, implementation, use and management of emerging technologies, including artificial intelligence and machine learnings; potential increased regulatory requirements and costs related to the transition and physical impacts of climate change; current or future litigation, regulatory examinations or other legal and/or regulatory actions; and changes in applicable laws and regulations. Due to these and other possible uncertainties and risks, South Plains can give no assurance that the results contemplated in the forward-looking statements will be realized and readers are cautioned not to place undue reliance on the forward-looking statements contained in this presentation. Additional information regarding these factors and uncertainties to which South Plains’ business and future financial performance are subject is contained in South Plains’ most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q on file with the U.S. Securities and Exchange Commission (the “SEC”), including the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations“ of such documents, and other documents South Plains files or furnishes with the SEC from time to time. Further, any forward-looking statement speaks only as of the date on which it is made and South Plains undertakes no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as required by applicable law. All forward-looking statements, express or implied, herein are qualified in their entirety by this cautionary statement.  NON-GAAP FINANCIAL MEASURES  Management believes that certain non-GAAP performance measures used in this presentation provide meaningful information about underlying trends in its business and operations and provide both management and investors a more complete understanding of the Company’s financial position and performance. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, SPFI’s reported results prepared in accordance with GAAP. Non-GAAP financial measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the results or financial condition of the Company as reported under GAAP. Numbers in this presentation may not sum due to rounding.  2

 Today’s Speakers   Curtis C. Griffith Chairman & Chief Executive Officer  Elected to the board of directors of First State Bank of Morton, Texas, in 1972 and employed by it in 1979  Elected Chairman of the First State Bank of Morton board in 1984  Chairman of the Board of City Bank and the Company since 1993  Steven B. Crockett Chief Financial Officer & Treasurer  Appointed Chief Financial Officer in 2015  Previously Controller of City Bank and the Company for 14 and 5 years respectively  Began career in public accounting in 1994 by serving for seven years with a local firm in Lubbock, Texas  Cory T. Newsom President  Entire banking career with the Company focused on lending and operations  Appointed President and Chief Executive Officer of the Bank in 2008  Joined the Board in 2008  3

 First Quarter 2024 Highlights  Net income for the first quarter of 2024 was $10.9 million, compared to $10.3 million for the fourth quarter of 2023  Diluted earnings per share for the first quarter of 2024 was $0.64, compared to $0.61 for the fourth quarter of 2023   Net interest margin was 3.56% for the first quarter of 2024, compared to 3.52% for the fourth quarter of 2023  Loans held for investment were $3.01 billion as of March 31, 2024, compared to $3.01 billion as of December 31, 2023  Deposits totaled $3.64 billion as of March 31, 2024, compared to $3.63 billion as of December 31, 2023   Estimated uninsured and uncollateralized deposits at City Bank comprise 18% of total deposits, with an average deposit account size of approximately $36 thousand at March 31, 2024  Credit metrics improved through 1Q’24 as the ratio of nonperforming assets to total assets was 10 bps as compared to 14 bps in 4Q’23 and 19 bps in Q1’23  Tangible book value (non-GAAP) per share was $23.56 as of March 31, 2024, compared to $23.47 as of December 31, 2023  4  Source: Company documents  Note: See appendix for the reconciliation of non-GAAP measures to GAAP   Net interest margin is calculated on a tax-equivalent basis  Loans Held for Investment  (“HFI”) $3.01 B  Average Yield on Loans  6.53%  Net Income   $10.9 M  EPS - Diluted  $0.64  Net Interest Margin (1)  (“NIM”) 3.56%  Deposit Growth  1.4% annualized  Return on Average Assets (“ROAA”) 1.04%  Efficiency Ratio   67.94%

 Granular Deposit Base & Ample Liquidity  Total Borrowing Capacity  $1.75 Billion  Source: Company documents  (1) No securities are currently pledged to this program; amount represents securities available to be pledged  Data as of March 31, 2024  5  Total Deposit Base Breakdown  Average deposit account size is approximately $36 thousand  City Bank’s percentage of estimated uninsured or uncollateralized deposits is 18% of total deposits  City Bank had $1.75 billion of available borrowing capacity, as follows:  Federal Home Loan Bank of Dallas - $1.1 billion  Federal Reserve Bank of Dallas Discount Window - $620 million  No borrowings utilized from these sources during 1Q’24

 Loan Portfolio  1Q’24 Highlights  Loans HFI were flat at March 31, 2024 as compared to the end of 2023:  Growth was primarily in multi-family and single-family property loans and general commercial loans  Decreases in seasonal agricultural-related loans, residential construction loans, and consumer auto loans.  As of March 31, 2024, loans HFI increased $223.2 million, or 8.0%, from March 31, 2023  The average yield on loans was 6.53% for the 1Q’24, compared to 6.29% for the 4Q’23, includes approximately 9bps of interest recoveries  Total Loans HFI  $ in Millions  6  Source: Company documents

 Attractive Markets Poised for Organic Growth  El Paso Basin  Dallas / Ft. Worth  Population of 865,000+  Adjacent in proximity to Juarez, Mexico’s growing industrial center and an estimated population of 1.5 million people  Home to four universities including The University of Texas at El Paso  Focus on commercial real estate lending  Largest MSA in Texas and fourth largest in the nation  Steadily expanding population that accounts for over 26% of the state’s population  MSA with the largest job growth in 2022 (+5.9%)  Attractive location for companies interested in relocating to more efficient economic environments   Focus on commercial real estate lending  Houston   Second largest MSA in Texas and fifth largest in the nation  Total Non-Farm Employment was up 5.6% in 2022 compared to 2021  Called the “Energy Capital of the World,” the area also boasts the world’s largest medical center and second busiest port in the U.S  Focus on commercial real estate lending  Lubbock Basin  Population in excess of 320,000 with major industries in agribusiness, education, and trade among others  Home of Texas Tech University – enrollment of 40,000 students  Focus on community bank approach and expanding local relationships  7

 Major Metropolitan Market Loan Growth  1Q’24 Highlights  Loans HFI in our major metropolitan markets(1) increased by $22.1 million, or 8.5% annualized, to $1.06 billion during 1Q’24, as compared to $1.04 billion at the end of 4Q’23  Our major metropolitan market loan portfolio represents 35.2% of the Bank’s total loans at March 31, 2024  Total Metropolitan Loans  $ in Millions  8  5.00%  Source: Company documents  (1) The Bank defines its “major metropolitan markets” to include Dallas, Houston and El Paso, Texas

 Loan HFI Portfolio  Loan Mix  Loan Portfolio ($ in millions)     Commercial C&D  $   199.3  Residential C&D     234.7  CRE Owner/Occ.  337.8  Other CRE Non Owner/Occ.     549.5  Multi-Family     240.0  C&I     382.9  Agriculture     158.4  1-4 Family     545.1  Auto     292.4  Other Consumer     71.7           Total  $  3,011.8  Fixed vs. Variable Rate   9  Source: Company documents  Data as of March 31, 2024

 Indirect Auto Overview  Indirect Auto Highlights  Indirect auto loans totaled $273.4 million  Management is carefully managing the portfolio; yields are improving as a portion of monthly principal amortization is redeployed into higher rate loans  During 1Q’24 there were approximately $13 million in net principal reduction  Strong credit quality in the sector, positioned for resiliency across economic cycles:  Super Prime Credit (>719): $165.0 million  Prime Credit (719-660): $80.2 million  Near Prime Credit (659-620): $23.0 million  Sub-Prime Credit (619-580): $3.8 million  Deep Sub-Prime Credit (<580): $1.4 million  Loans past due 30+ days: 28 bps  Non-car/truck (RV, boat, etc.) is 2% of portfolio  Indirect Auto Credit Breakdown  10  Source: Company documents  Data as of March 31, 2024

 Noninterest Income Overview  Noninterest Income  $ in Millions  1Q’24 Highlights  Noninterest income was $11.4 million for 1Q’24, compared to $9.1 million for 4Q’23, primarily due to an increase of $2.3 million in mortgage banking revenues:  1Q’24 MSR FV adjustment - $55 thousand  4Q’23 MSR FV adjustment – $(1.5) million  Noninterest income increased $718 thousand, compared to 1Q’23, primarily due to:  An increase of $1.7 million in mortgage banking revenues:1Q’24 MSR FV adjustment - $55 thousand1Q’23 MSR FV adjustment – $(2.0) million  A reduction of $1.4 million in income from insurance activities due to the sale of the Bank’s insurance subsidiary in April 2023  11  Note: Mortgage servicing rights fair value (“MSR FV”)  Source: Company documents

 Diversified Revenue Stream  Three Months Ended March 31, 2024  Total Revenues  $46.8 million  Noninterest Income  $11.4 million  12  Source: Company documents

 Net Interest Income and Margin  Net Interest Income & Margin  $ in Millions  1Q’24 Highlights  Net interest income (“NII”) of $35.4 million, compared to $35.2 million in 4Q’23  The increase in NII was primarily the result of $667 thousand in interest recoveries on loans that had previously been on nonaccrual  Partially offset by one fewer day in the quarter  1Q’24 NIM increased 4 bps to 3.56% as compared to 3.52% in 4Q’23, includes approximately 7 bps of effect from interest recoveries  13  3.54%  Source: Company documents

 Deposit Portfolio  Total Deposits  $ in Millions  1Q’24 Highlights  Total deposits of $3.64 billion at 1Q’24, an increase of $12.4 million from 4Q'23  Cost of interest-bearing deposits increased to 3.27% in 1Q’24 from 3.14% in 4Q'23  Average cost of deposits increased to 2.41% in 1Q’24 as compared to 2.24% in 4Q'23  Noninterest-bearing deposits to total deposits was 26.8% at March 31, 2024, compared to 26.9% at the end of 2023  Strategic initiatives implemented to stabilize noninterest-bearing deposits while also growing core deposits  14  Source: Company documents

 Credit Quality  1Q’24 Highlights  Credit Quality Ratios  Net Charge-Offs to Average Loans  ACL to Total Loans HFI  15  Provision for credit losses of $830 thousand, compared to $600 thousand in 4Q'23  The provision during 1Q’24 was largely attributable to net charge-off activity during the quarter.  Allowance for Credit Losses (“ACL”) to loans HFI was 1.40% at 3/31/2024  Nonperforming loans totaled $3.4 million at March 31, 2024  Source: Company documents

 CRE Portfolio  16  Office Loan Details  6.6% of total loans HFI  32% is owner-occupied  Average loan size is $897 thousand  Medical offices comprise 11% of office loans  CRE Portfolio ($ in millions)  Property Type  Total  Multifamily  240.0  Warehouse  209.8  Retail  164.1  Office – Non-Owner Occ  134.5  Hotel  59.1  Restaurant  57.3  Office – Owner Occ  62.8  Convenience Store  42.2  Other  157.1        Total  $1,126.9  CRE(1) Sector Breakdown  Source: Company documents  Note: Balances do not include loans that are still in the construction and development phase  Data as of March 31, 2024  (1) Commercial real estate (“CRE”)  Multi-Family Loan Details  8.0% of total loans HFI  Average loan size $3.4 million  Loans past due 30+ days or nonaccrual: 7 basis points

 CRE Analysis  17  Source: Company documents  Note: Balances include loans that are still in the construction and development phase  (000's) as of 12/31/2023  Hospitality  Office  Retail  Multi-Family  Industrial  C Store  Restaurant  Mini-Storage  Segment Total Balance  $60,922  $201,354  $176,817  $301,870  $228,758  $42,196  $71,121  $30,363  Segment to Total Loans  2.03%  6.71%  5.89%  10.06%  7.62%  1.41%  2.37%  1.01%  Average Balance  $3,046  $903  $1,524  $4,025  $941  $2,009  $1,016  $1,125  Owner-Occupied     $59,077  $16,433     $73,176  $39,486  $43,650     % Owner-Occupied     29.34%  9.29%     31.99%  93.58%  61.38%     % Urban Center  5.89%  11.74%  23.54%  10.28%  19.99%  18.21%  21.59%  0.00%  % Urban Non-Center  45.62%  81.02%  70.66%  83.27%  60.88%  72.89%  67.55%  90.40%  % Suburban  47.57%  6.70%  2.32%  2.53%  14.43%  8.39%  7.63%  9.50%  % Rural  0.14%  0.53%  0.46%  1.66%  0.43%  0.00%  0.00%  0.09%                             *** Population by Zip Code                          % Urban CBD  >50,000                       % Urban Non-CBD  10,000-50,000                       % Suburban  2,500-10,000                       % Rural  >2,500                       Data source - American Community Survey - US Census Bureau

 Investment Securities  1Q’24 Highlights  Investment securities totaled $599.9 million, flat from 4Q’23.  All municipal bonds are in Texas; fair value hedges of $124 million  All MBS, CMO, and Asset Backed securities are U.S. Government or GSE  Duration of the securities portfolio was 6.57 years at March 31, 2024  1Q’24 Securities Composition  $599.9  million  Securities & Cash  $ in Millions  18  Source: Company documents

 Noninterest Expense and Efficiency  Noninterest Expense  $ in Millions  1Q’24 Highlights  Noninterest expense for 1Q’24 increased $1.3 million to $31.9 million from 4Q'23 primarily due to:  A rise of $1.0 million in personnel costs, which predominately came from higher health care insurance costs and an increase in incentive-based compensation  Will continue to manage expenses to drive profitability  19  Source: Company documents

 Balance Sheet Growth and Development  Balance Sheet Highlights  $ in Millions  Tangible Book Value Per Share  Note: Tangible book value per share is a non-GAAP measure. See appendix for the   reconciliation of non-GAAP measures to GAAP   20  Source: Company documents

 Strong Capital Base  Tangible Common Equity to Tangible Assets Ratio  Common Equity Tier 1 Ratio  Tier 1 Capital to Average Assets Ratio  Total Capital to Risk-Weighted Assets Ratio  21  Source: Company documents  Note: Tangible common equity to tangible assets ratio is a non-GAAP measure. See appendix for the reconciliation of non-GAAP measures to GAAP

 SPFI’s Core Purpose and Values Align Centered on Relationship-Based Business  Our Core Purpose is:   To use the power of relationships to help people succeed and live better  HELP ALL STAKEHOLDERS SUCCEED  Employees  great benefits and opportunities to grow and make a difference.  Customers  personalized advice and solutions to achieve their goals.  Partners  responsive, trusted win-win partnerships enabling both parties to succeed together.  Shareholders  share in the prosperity and performance of the Bank.  THE POWER OF RELATIONSHIPS  At SPFI, we build lifelong, trusted relationships so you know you always have someone in your corner that understands you, cares about you, and stands ready to help.   LIVE BETTER  We want to help everyone live better.   At the end of the day, we do what we do to help enhance lives. We create a great place to work, help people achieve their goals, and invest generously in our communities because there’s nothing more rewarding than helping people succeed and live better.   22

 Appendix  23

 Non-GAAP Financial Measures  Source: Company documents  $ in thousands  24  For the quarter ended     March 31,  2024     December 31,  2023     September 30,  2023     June 30,  2023     March 31,  2023  Pre-tax, pre-provision income  Net income  $  10,874  $  10,324  $  13,494  $  29,683  $  9,244  Income tax expense  3,143  2,787  3,683  7,811  2,391  Provision for credit losses  830  600  (700)  3,700  1,010  Pre-tax, pre-provision income  $  14,847  $  13,711  $  16,477  $  41,194  $  12,645  As of      March 31,  2024     December 31,  2023     September 30,  2023     June 30,  2023     March 31,  2023  Tangible common equity                                            Total common stockholders’ equity  $  408,712     $  407,114     $  $ 371,716     $  $ 392,029     $  $ 367,964  Less:  goodwill and other intangibles     (21,562)        (21,744)        (21,936)        (22,149)        (23,496)                                               Tangible common equity  $  387,150     $  385,370     $  $ 349,780     $  $ 369,880     $  $ 344,468                                               Tangible assets                                            Total assets  $  4,218,993     $  4,204,793     $  $ 4,186,440     $  $ 4,150,129     $  $ 4,058,049  Less:  goodwill and other intangibles     (21,562)        (21,744)        (21,936)        (22,149)        (23,496)                                               Tangible assets  $  4,197,431     $  4,183,049     $  $ 4,164,504     $  $ 4,127,980     $  $ 4,034,553                                               Shares outstanding     16,431,755        16,417,099        16,600,442        16,952,072        17,062,572                                   Total stockholders’ equity to total assets     9.69%     9.68%     8.88%     9.45%     9.07%  Tangible common equity to tangible assets     9.22%     9.21%     8.40%     8.96%     8.54%  Book value per share  $  24.87  $  24.80  $  22.39  $  23.13  $  21.57  Tangible book value per share  $  23.56  $  23.47  $  21.07  $  21.82  $  20.19

 Non-GAAP Financial Measures  25  Source: Company documents  $ in thousands  Efficiency Ratio                                            Noninterest expense  $  31,930     $  30,597     $  31,489     $  40,499     $  32,361                                   Net interest income     35,368        35,162        35,689        34,581        34,315  Tax equivalent yield adjustment     223  225  229  303  302  Noninterest income     11,409  9,146  12,277  47,112  10,691  Total income  47,000  44,533  48,195  81,996  45,308        Efficiency ratio     67.94%  68.71%  65.34%  49.39%  71.42%                                               Noninterest expense  $  31,930     $  30,597     $  31,489     $  40,499     $  32,361  Less: Subsidiary transaction and related expenses     —        —        —        (4,532)        —  Less:  net loss on sale of securities     —  —  —  (3,409)  —  Adjusted noninterest expense     31,930  30,597  31,489  32,558  32,361        Total income     47,000  44,533  48,195  81,996  45,308  Less:  gain on sale of subsidiary     —  —  (290)  (33,488)  —  Adjusted total income  47,000  44,533  47,905  48,508  45,308        Adjusted efficiency ratio     67.94%  68.71%  65.73%  67.12%  71.42%  For the quarter ended     March 31,  2024     December 31,  2023     September 30,  2023     June 30,  2023     March 31,  2023